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                                                                    EXHIBIT 10.9

                          STOCK REPURCHASE AGREEMENT

          THIS STOCK REPURCHASE AGREEMENT (the "Agreement") is entered into as of ____________________ by and between Korn/Ferry International, a California corporation (the "Company"), and _________________________________________, an
individual (the "Shareholder").


                                    RECITALS

          A. The Company is a corporation duly organized and existing under the laws of the State of California.

          B. The Shareholder is a participant in the Korn/Ferry International Retirement Plan ("Retirement Plan"). It is anticipated that the Retirement Plan will be terminated, and that shares of the Company will be distributed to the Shareholder pursuant to such termination.

          C. The Company and the Shareholder acknowledge that the shares of the Company to be distributed to the Shareholder pursuant to the termination of the Retirement Plan shall be subject to this Stock Repurchase Agreement.

          NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual promises set forth below, the parties hereto agree as follows:

          1.   DEFINITIONS. For all purposes of this Agreement, the following
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definitions apply:

               "Book Value" means the book value of a Share, as determined in accordance with generally accepted accounting principals applied in accordance with the usual accounting practices of the Company.

               "Fiscal Year" means the fiscal year of the Company, which begins each May 1 and ends each April 30.

               "Shares" means the shares of Company Common Stock currently held or acquired by Shareholder in the future.

               "Value" means, for purposes of determining the price at which a Share will be sold or purchased pursuant to this Agreement, (a) the Book Value of such Share as of the end of the Fiscal Year immediately preceding such sale or purchase, or (b) such other value or formula for determining value as may be specified from time to

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time after the date hereof in a resolution adopted by a majority of the shareholders of the Company as the value or formula for determining Value to be used in connection with any sales and purchases of Shares by the Company, including, without limitation, sales and purchases pursuant to the equity plans adopted by the Company in 1991 (the Executive Participation Program, the Foreign Executive Participation Program and the 1991 Executive Stock Purchase Plan (collectively referred to herein as the "Equity Plans")).

          2.   COMPLIANCE WITH AGREEMENT. Except as expressly set forth herein,
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the Shareholder shall not sell, transfer, hypothecate, pledge or otherwise dispose of the Shares or any interest therein held by Shareholder (a "Transfer") without the prior written consent of the Company. Any purported Transfer not in compliance with the terms and conditions of this Agreement shall be void and of no force and effect. If the Shares are Transferred, in whole or part, voluntarily or involuntarily, by operation of law or otherwise, by reason of insolvency or bankruptcy of the Shareholder, or otherwise in violation of the provisions of this Agreement, the recipient of any of the Shares shall not be registered on the books of the Company and shall not be recognized as the holder of the Shares by the Company and shall not acquire any voting, dividend or other rights in respect thereof.

          3.   INVESTMENT INTENT. The Shareholder hereby represents and warrants
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to the Company that the Shareholder's holds the shares for his or her own account, for investment purposes only and not with a view to distribution or resale of the Shares. The Shares have not been, and will not be, registered under the Securities Act of 1933, as amended, or the securities laws of any state. The Shareholder may not sell the Shares unless they have been so registered or unless, in the opinion of counsel satisfactory to the Company, such registration is not required.

          4.   RESTRICTION ON CERTIFICATES. The Shareholder understands and
               ---------------------------
agrees that the certificate(s) issued to him or her representing the Shares:

               (i)  Shall contain the following legend:

     "TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY REQUIRE REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND THIS CERTIFICATE MAY NOT BE TRANSFERRED WITHOUT EVIDENCE OF SUCH REGISTRATION OR OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE ACT. THE RIGHT TO SELL, TRANSFER OR OTHERWISE DISPOSE OF OR PLEDGE THE SHARES REPRESENTED BY THIS CERTIFICATE IS PROHIBITED BY THE TERMS OF A STOCK REPURCHASE AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS."

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               (ii)  May contain additional legends as required by state
securities laws.

               (iii) Shall contain the following legend, if the Shareholder is not a U.S. Person, as defined in the Act and Regulation S promulgated thereunder.

     "THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED."

          5.   POSSESSION OF CERTIFICATES. The Company shall hold the
               --------------------------
certificates evidencing the Shares as custodian to protect its interests hereunder. In furtherance thereof, Shareholder shall execute and deliver to the Company an assignment in blank in the form of Exhibit A hereto, for the transfer of such certificates. The Company will deliver to Shareholder a receipt for such Shares in the form of Exhibit B hereto.

          6.   REPURCHASE OF SHARES BY COMPANY. Upon the termination of
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Shareholder's employment with the Company (for any reason whatsoever), and subject to any prohibitions on the purchase of Shares by the Company under applicable law or any agreement binding on the Company, the Shareholder shall sell and the Company shall purchase the Shares at a price per share equal to the Value of a share of Company Common Stock as of the date on which such Shares are to be purchased by the Company. Company and Shareholder agree that Company shall purchase the Shares on a date specified by Company, which shall not be later than 90 days after termination of Shareholder's employment with the Company. Notwithstanding the foregoing, if the Company is prohibited from purchasing the Shares by applicable law or by any contract or agreement binding on the Company, including without limitation any loan agreement, the Company will purchase the Shares as soon as practicable after it determines in good faith that it is legally and contractually permitted to do so. If Shareholder paid for all or any part of the Shares with a promissory note or notes payable to the Company, the Company will, and Shareholder hereby authorizes the Company to, offset against any amounts owing to Shareholder by the Company with respect to Shares purchased hereunder any amounts outstanding for principal or accrued interest under such promissory note(s). Any amount so offset shall be deducted from the purchase price to be paid under this section upon the purchase of the Shares by the Company. The balance of the purchase price for the Shares, if any, shall be paid by the Company, in its sole and absolute discretion, either in cash or by delivery of a non-transferable promissory note in the form of Exhibit C hereto (the "Note"); provided, however, that if termination of employment is due to Shareholder's death, the balance of the purchase price shall be paid in cash. The Note shall bear simple interest at Bank of America's reference rate as of the date hereof and may be for term of up to five years. The Note shall be paid in equal annual installments of principal plus all accrued and unpaid interest on the total principal amount. Subject to the preceding sentence, the

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actual term of the Note will be determined in the sole and absolute discretion of the Company. The indebtedness evidenced by the Note, both principal and interest, shall be subordinated and junior, to the extent set forth in the next sentence, to all indebtedness of the Company, both principal and interest (accrued and accruing thereon both before and after the date of filing a petition in any bankruptcy, insolvency, reorganization or receivership proceedings, whether or not allowed as a claim in such case or proceeding) in respect of borrowed money, whether outstanding on the date of the Note or thereafter created, incurred or assumed (collectively, the "Senior Debt"); provided, that such Senior Debt shall not include any obligation of the Company under the Equity Plans to repurchase shares of its common stock. Upon the maturity of any of the Senior Debt by lapse of time, acceleration or otherwise, all principal of, and interest on, all such matured Senior Debt shall first be paid in full before any payment is made by the Company on account of principal of, or interest on, the Note.

          7.   ASSIGNMENT OF PURCHASE RIGHTS. The Company may assign, in whole
               -----------------------------
or part, its right to purchase the Shares under this Agreement to a designee(s).

          8.   PRESENTLY OWNED AND AFTER-ACQUIRED SHARES. The Shareholder agrees
               -----------------------------------------
that the terms and conditions of this Agreement shall be binding upon him or her as to any shares of Common Stock of the Company which Shareholder owns as of the date hereof or which may hereafter be acquired by the Shareholder, without further action.

          9.   CHANGE IN MARITAL STATUS. In the event that the Shareholder's
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marital status is altered by dissolution or divorce or by the death of the
Shareholder's spouse, any interest of his or her former spouse, whether as community property or as a result of a property settlement agreement, a divorce decree or other legal proceeding, may be purchased by the Company and shall be sold by the Shareholder's former spouse or his or her estate according to the provisions of this Agreement. The Shareholder agrees to notify the Company of any change in marital status, including, without limitation, marriage, dissolution of marriage, divorce or death of spouse, within 10 business days of said event. The Shareholder agrees to cause any spouse who has not signed a consent to this Agreement in the form of Exhibit D to do so at the time notice is given to the Company under this Section.

          10.  AMENDMENT. No change, amendment or modification of this Agreement
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shall be valid unless it is in writing and signed by the Company and the
Shareholder.

          11.  REMEDIES. The Shares cannot be readily purchased or sold in the
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open market and, for that reason, among others, the parties will be irreparably damaged in the event the agreements contained herein are not specifically enforced. If any dispute arises concerning the transfer of any Shares, an injunction may be issued

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restraining any such transfer pending the determination of such controversy. In the event of any controversy, such rights or obligations shall be enforceable in a court by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have. The provisions of this Agreement are for the benefit of the Company and the Shareholder and may be enforced by either of them.

          12.  EXPENSES. Shareholder agrees to pay to the Company the amount of
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any and all reasonable expenses, including, without limitation, reasonable attorneys, fees and expenses, which the Company may incur in connection with the enforcement of its rights hereunder.

          13.  NOTICES. Any notice required or permitted to be given hereunder
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shall be in writing and shall be mailed first-class, postage prepaid, or shall be personally delivered. Any communication so addressed and mailed shall be deemed to be given seven days after mailing and any communication delivered in person shall be deemed to be given when receipted for, or actually received by, an authorized officer of the recipient. All such communications, if intended for the Company, shall be addressed to the Company as follows:

               Korn/Ferry International
               1800 Century Park East
               Suite 900
               Los Angeles, California 90067
               Attn.: Corporate Office -
                      Vice President - Administration

and if intended for the Shareholder shall be addressed to the Shareholder at his or her address as shown on the Company's books. Any party may change his, her or its address for notice by giving notice thereof to the other party to this Agreement. A change of address notice by the Shareholder shall be recorded in the books of the Company as the Shareholder's address for notice unless the Shareholder otherwise instructs the Company.

          14.  GOVERNING LAW. All questions with respect to the construction of
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this Agreement and the rights and liabilities of the parties hereto shall be governed by the laws of California.

          15.  SUCCESSORS AND ASSIGNS. Subject to the terms herein, this
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Agreement shall inure to the benefit of, and shall be binding upon, the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto.

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          16.  ENTIRE AGREEMENT. This Agreement contains the entire Agreement of
               ----------------
the parties hereto and supersedes any prior written or oral agreements between them concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter contained in this Agreement which are not fully set forth herein.

          17.  COUNTERPARTS. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          18.  WAIVER. No waiver of any right pursuant hereto or waiver of any
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breach hereof shall be effective unless in writing and signed by the party waiving such right or breach. No waiver of any right or waiver of any breach shall constitute a waiver of any other or similar right or breach, and no failure to enforce any right hereunder shall preclude or affect the later enforcement of such right.

          19.  CAPTIONS. The captions of the various sections herein are solely
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for the convenience of the parties hereto and shall not affect or control the meaning or construction of this Agreement.

          20.  SEVERABILITY. Should any portion of this Agreement be declared
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invalid and unenforceable, then such portion shall be deemed to be severable from this Agreement and shall not affect the remainder hereof.

          21.  AGREEMENT AVAILABLE FOR INSPECTION. An original copy of this
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Agreement, together with all amendments, duly executed by the Company and the
Shareholder, shall be delivered to the Secretary of the Company and maintained by him or her at the principal executive office of the Company and shall be available for inspection by any person requesting to see it.

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          22.  ADDITIONAL DOCUMENTS. The parties hereto agree to sign all
               --------------------
necessary documents and take all other actions necessary to carry out the provisions of this Agreement.

          IN WITNESS, WHEREOF, the parties have executed this Shareholder's Agreement as of the date first written above.

                                        ________________________________

                                        SHAREHOLDER

                                        ________________________________

                                        By:  ___________________________

                                             Name: _____________________

                                        ________________________________

                                        KORN/FERRY INTERNATIONAL

                                        ________________________________

                                        By:  ___________________________

                                             Name:
                                                   ---------------------

                                             Title:
                                                   ---------------------

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